Dividend Restrictions	12 Months Ended
Dec. 31, 2016
Parent Company [Member]
Dividend Restrictions
4.	DIVIDEND RESTRICTIONS

Under applicable law, Vistra Energy Corp. (Parent) is prohibited from paying any dividend to the extent that immediately following payment of such dividend there would be no statutory surplus or Vistra Energy Corp. (Parent) would be insolvent. On December 30, 2016, Vistra Energy Corp. (Parent) paid a special cash dividend in the aggregate amount of approximately $992 million to holders of record of its common stock on December 19, 2016.

Vistra Energy Corp. received $997 million in dividends from its consolidated subsidiaries in the Successor period from October 3, 2016 through December 31, 2016.